UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) May 4, 2005

                               WESTWOOD ONE, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-13020                                           95-3980449
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



40 West 57th Street, 5th Floor, New York, NY                        10019
--------------------------------------------                      ----------
  (Address of Principal Executive Offices)                       (Zip Code)


                                  212-641-2000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

     On May 4, 2005, the Registrant issued a press release announcing earnings for the first quarter ended March 31, 2005. A copy of such press release is furnished herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Section 8 - Other Events

Item 8.01   Other Events

     On May 4, 2005, the Registrant issued a press release announcing that the Board of Directors of Registrant: (i) declared a cash dividend of $.10 per share for every issued and outstanding share of Common Stock and $.08 per share for every issued and outstanding share of Class B Stock, to be paid on May 31, 2005 to shareholders of record at the close of business on May 20, 2005; and (ii) authorized an additional $300 million for its existing stock repurchase program. A copy of such press release is furnished herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.   The following Exhibit is furnished as part of this Report on
                Form 8-K:

Exhibit 99 Press Release of the Registrant, dated May 4, 2005, announcing earnings for the first quarter ended March 31, 2005, declaration of a cash dividend and increased authorization for stock repurchase program.

                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WESTWOOD ONE, INC.
                                              (Registrant)



                                              By:  /s/ Andrew Zaref
                                                 -------------------------------
                                                 Name:  Andrew Zaref
                                                 Title: Chief Financial Officer


 Date:  May 4, 2005

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.  Description of Exhibit
-----------  ----------------------

   99 Press Release of the Registrant, dated May 4, 2005, announcing earnings for the first quarter ended March 31, 2005, declaration of a cash dividend and increased authorization for stock repurchase program.